                                                                  Exhibit 10.22




                                   AMENDMENT
                                       TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                        SIERRA PACIFIC DEVELOPMENT FUND



Section 11.2 of the Partnership Agreement is amended to read as follows:

         "11.2: The Partnership will not sell or lease any [Project] or [Project Interest] to the General Partners or their affiliates; provided that the foregoing shall not apply to the proposed merger, sale or other transfer of properties in connection with the consolidation as described in the Proxy/Consent Solicitation Statement of the Partnership dated [ ]."